UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SILVER SPRING NETWORKS, INC.

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The following materials were first provided to employees of Silver Spring Networks, Inc. (“Silver Spring”) on September 18, 2017:

Employee All-Hands September 18, 2017 SilverSpring NETWORKS

SilverSpring NETWORKS This presentation contains… CONFIDENTIAL and PROPRIETARY information of Silver Spring Networks that may not be shared with anyone. Really. We mean it. We are entrusting you with confidential information and are confident you will fulfill your responsibility to safeguard it. 1 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Cautionary Statement Regarding Forward-Looking Statements Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. 2 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Agenda Today • Today’s Announcement Mike • Introduction of Philip and Tom Scott • Itron + Silver Spring Philip and Tom • What to Expect Terri • Q&A 3 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Mike Bell President and CEO, Silver Spring Networks 4 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS What we announced today • Itron to acquire Silver Spring for $16.25 per share in cash • Valued at approximately $830 million • Net of $118 million of cash • 25% premium to closing price on 9/15/2017 • Unanimously approved by board of directors of both companies • Requires Silver Spring stockholder approval • Requires antitrust regulatory approval • Expected to close in late 2017 or early 2018 • Announcing this deal is the outcome of a thorough review and careful evaluation 5 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Two mission-driven companies to combine forces • Since our founding, our cutting-edge technologies and solutions have set the pace of IoT innovation and influenced our industry around the world • Proud of what we accomplished – we have become the standard bearer for IoT connectivity for critical infrastructure and vital industries • Success of our mission depends on our ability to maximize opportunity at hand • Joining forces with Itron allows two pioneers of this evolving industry to accelerate our efforts • The journey continues, now with two committed partners, stronger together 6 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Scott Lang Executive Chairman, Silver Spring Networks 7 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS A warm welcome Philip Mezey Tom Deitrich • CEO since 2013 • COO since 2015 • Joined Itron in 2003 as part of acquired Silicon Energy team • Freescale, Flex, Sony Ericsson, GE • Silicon Valley native 8 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Philip Mezey President and CEO, Itron 9 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS The way we manage energy and water will define this century. Itron will be the most admired technology and services company dedicated to the resourceful use of energy and water.

SilverSpring NETWORKS Itron At-a-Glance 160m COMMUNICATION MODULES1 8,000+ CUSTOMERS IN 100 COUNTRIES 8,000 EMPLOYEES 2bn 2016 REVENUE USD (1) Together, Itron and Silver Spring Networks have >90 million combined smart endpoints globally. 11 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information. Itron Overview |

Complementary Combined Solutions

Silver Spring NETWORKS

Significant benefits to customers

- Converged platform drives efficiencies for critical infrastructure
- Accelerates velocity of innovation
- Expanded product and services offerings
- Creates customer IoT adoption path
- Large partner ecosystems
- Customer choice – multi-vendor "end-to-end" offering
- Vertical integration benefits – single point of accountability



Open-standards networking
Metering & sensing devices
Robust partner ecosystem
Industrial IoT applications
Distribution automation
Combined utility & smart city deployments
Distributed energy management

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© 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

Itron Acquires Silver Spring

How Silver Spring Helps Achieve Our Objectives

STATED OBJECTIVES:	HOW SILVER SPRING FITS:
Improve business and financial predictability	Increases diversification and adds $1 billion in backlog
Increase mix of higher-value business	Increases business in networking and outcomes
Mid-teens EBITDA margin target	Accretive to Itron's adjusted EBITDA margin by 2019; added lever for continued EBITDA margin improvement
Drive profitable top-line growth	Silver Spring managed services and SaaS billings at 17% CAGR from 2014 through 2016
Increase the percentage of revenue from outcomes-based solutions	Utilize combined 90 million endpoints to deliver more recurring revenue

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© 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.
Itron Acquires Silver Spring

SilverSpring NETWORKS Tom Deitrich COO, Itron 14 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Terri Stynes CHRO, Silver Spring 15 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Key Milestones Today Deal Announcement Coming Months • Our stockholder approval • Regulatory approval • Completion of Itron Financing • Integration planning Late 2017 / early 2018 • Deal close • Start integration and employee onboarding 16 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Public Communications • Only Mike Bell, Catriona Fallon, Amy Nunnemacher, and Mark McKechnie and anyone for assigned press duties are authorized to make any public comments about the merger • Employees should not discuss the merger in any way and in any public forum/social media. This includes posting and/or responding to comments on Facebook, Twitter, Instagram, Snapchat, blogs etc. • REASON—Any/all publicly posted information must be disclosed to the SEC (Securities and Exchange Commission) the day of the disclosure • A team is being assembled to conduct customer and partner outreach. Please refer all customer/partner inquiries you are unable to handle to Marina Donovan and Mu Li, to be passed onto that team 17 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Pre-Close Period • We continue to operate as an independent company during the pre-close period • Competitively sensitive information should not be exchanged except in limited circumstances that require pre-approval by Rick Arnold • For those who interact with customers, partners and suppliers, use materials provided for communications with them. Please stay on message. Raise any requests or concerns to Marina Donovan and Mu Li • Legal team will require more time to review and assess pending/new contracts. If you have any questions, please contact • Corporate/HR– Deanna Butler • Partner/Product/Manufacturing – Ken Priore • Customers – Sandra Bergmann • Integration planning will start soon ? details to follow 18 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS What happens to… SSN Employee Equity Program • Vested options with an exercise price below $16.25 per share (i.e. “in-the-money”), will be cashed out at $16.25 per share less the applicable exercise price • Unvested in-the-money options will be assumed and continue to vest as Itron options, with the number of shares and the exercise price adjusted pursuant to an exchange ratio designed to preserve economic value • Options with an exercise price above $16.25 (i.e. “underwater”) will be canceled, whether vested or unvested • Vested RSUs will be cashed out at $16.25 per share • Unvested RSUs will be converted into unvested Itron RSUs with the number of RSUs adjusted pursuant to the exchange ratio, will continue to vest under the current schedule, and will settle as Itron stock upon vesting Compensation • Itron will maintain current base salaries, target bonus opportunities for at least 1 year after closing • Itron has committed to pay your 2017 bonus at 100% of target. The bonuses will be paid in cash at the earliest of deal closure or 12/29/2017 Benefits • Silver Spring employees will continue to participate in Silver Spring benefit plans until close • Employees will receive credit for Silver Spring employment under Itron benefit plans. • After close, employee benefit plans will migrate to Itron plans. Employees will be provided detailed information during an Itron employee orientation, which will include a comprehensive review of these and other Itron HR-related matters, after close. 19 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS Q&A 20 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

SilverSpring NETWORKS SilverSpring NETWORKS ADDITIONAL INFORMATION ABOUT THE MERGER In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters. SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134. Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among, Itron, [Acquisition Sub], a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. 21 © 2017 Silver Spring Networks, Inc. All rights reserved. Confidential Information.

September 18, 2017

All –

Today represents an important milestone in the history of our company, and I wanted to share the news with you. A few minutes ago, we announced that we’ve entered into an agreement with Itron to combine our two companies. For more details on the announcement, the press release we issued is attached.

Like Silver Spring Networks, Itron shares a commitment to helping more utilities, cities and businesses adopt the Industrial Internet and to better serve their customers. Bringing our two companies together will combine our world-class engineering team and proven networking and software capabilities with Itron’s operational strengths, positioning us well in the fast growing IoT space. Further, by making the most of our combined technology and deep data domain expertise, we will be able to offer more solutions to provide even greater value.

Since our founding, Silver Spring has helped set the pace of IoT innovation – not only in Silicon Valley, but around the world. While I’m incredibly proud of the inventive technology and solutions we’ve developed here, I equally admire the way in which we’ve built them: with purpose and passion. You have approached each day as an opportunity to define the future quality of life for millions of people globally, and I truly believe that our positive impact on the planet and the communities we serve will only continue to grow from here. Importantly, I expect our combination with Itron to provide new opportunities for our team members as part of a larger, global technology leader for the Internet of Important Things. I also want to emphasize our steadfast commitment to maintaining the collaborative, collegial and mission-driven culture that makes Silver Spring such a great place to work.

While today’s announcement is significant, it is important to remember that it is just the first step in the process of completing our combination and planning for the integration. Over the coming weeks, leaders from Silver Spring and Itron will have more detailed discussions about how best to combine our two great companies in a way that builds on our collective successes and enables us to create a stronger organization moving forward. As part of this effort, both companies will form a joint team dedicated to overseeing a comprehensive and focused plan for the integration process, which will begin once the combination has been completed.

Importantly, Silver Spring and Itron will continue to operate as separate companies until the close, which is expected to occur in late 2017 or early 2018. As the integration planning team begins planning, it is likely that you will notice an uptick in meetings and visitors to our offices. As always, I am counting on you during this period to remain focused on your day-to-day responsibilities and providing our customers with the unparalleled solutions and support they have come to expect from us.

We will share more details today during our All Hands meeting and webcast at 11:00 AM PT in San Jose. We will also hold an additional All Hands meeting at 4:00 PM PT for our global colleagues and those unable to join our earlier meeting. We encourage our many team members around the world to dial-in to this meeting. In the meantime, attached is a “Frequently Asked Questions” document to help address some immediate questions you may have. While it is early in the process and we simply do not have the answer to every question, we are committed to answering your questions as best we can and keeping you updated regarding important developments as we progress toward the closing.

Our announcement today is likely to generate increased interest from the media and third parties. A friendly reminder of our media policy: if you receive any media inquiries, please forward them to Amy Nunnemacher at 669-770-4183 or anunnemacher@ssni.com. Investor or analyst inquiries should be referred to Mark McKechnie at 669-770-4664 or mmckechnie@ssni.com. Importantly, while you may want to publicly post on social media regarding today’s news, please do not post any additional commentary as there are legal disclosure guidelines surrounding this.

Thank you for your hard work and dedication to Silver Spring. We have a bright future ahead of us, and it’s in large part thanks to you.

Mike

Additional Information About The Merger

In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters. SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134.

Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among Itron, Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.Itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Employee FAQ

1.	What was announced today?

•	Silver Spring Networks has entered into an agreement with Itron to combine our two companies.

•	As part of this, Itron will acquire all of the outstanding shares of Silver Spring for $16.25 per share in cash.

•	Bringing our two companies together will combine our world-class engineering team and proven networking and software capabilities with Itron’s operational strengths, positioning us well in the fast growing IoT space.

2.	Why is now the right time for us to combine with Itron?

•	Since our founding, Silver Spring has helped set the pace of IoT innovation.

•	By combining with Itron, we will be able to offer end-to-end solutions for our customers and provide even greater value for utilities, cities, and the broader industrial IoT.

•	Further, this agreement accelerates our goals to expand our international footprint and deepen our relationships with utilities and new IoT verticals.

3.	How long has a combination with Itron been under consideration?

•	Itron approached us, and we’ve been in discussions with Itron for some time.

•	Our Board and management team reviewed a wide range of strategic options for Silver Spring and believe that the proposed combination with Itron positions us well for the future.

•	Additional details will be included in the company’s proxy, which will be filed in the coming weeks.

4.	What will the new organization look like? Will Silver Spring be a separate subsidiary, an Itron company?

•	Until the close, which is expected to occur in late 2017 or early 2018, Silver Spring and Itron will continue to operate as separate companies.

•	Today’s announcement is only the first step, and a number of key decisions have yet to be made.

•	Over the coming weeks, leaders from Silver Spring and Itron will have more detailed discussions about how best to combine our two great companies.

•	We will keep you updated as we make progress towards closing.

5.	How will this affect Silver Spring employees?

•	Keep in mind that today, you are an employee of Silver Spring and will remain so until the deal closes, at which point Silver Spring will officially join with Itron.

•	Itron recognizes that the exceptional company we have built wouldn’t exist without the efforts of our talented and passionate team, and they believe that Silver Spring’s employees are critically important to our business.

•	Once completed, we expect the combination with Itron to provide great opportunities for our employees as part of a larger, global technology leader.

6.	What does this mean for our customers?

•	Through this combination we intend to create more value for customers by bringing together the best of both companies’ complementary technologies.

•	Together with Itron, we will provide streamlined solutions on standards-based platforms, allowing the combined company to optimize industrial networks and deliver solutions that increase value for our customers.

•	Importantly, Silver Spring and Itron will honor Silver Spring’s existing contractual obligations, including ensuring backwards compatibility to enable seamless interoperability with past and future generations of Silver Spring-connected devices.

7.	What are the plans to integrate the two companies? How long will the integration process take?

•	Over the coming weeks, leaders from Silver Spring and Itron will have more detailed discussions about how best to combine our two great companies in a way that builds on our collective successes and enables us to create a stronger organization moving forward.

•	As part of this effort, both companies will form a joint team dedicated to overseeing a comprehensive and focused plan for the integration process, which will begin once the transaction has been completed.

•	You may be asked to participate in the integration planning process, which will be a joint effort.

8.	Will we keep all of the Silver Spring offices?

•	Itron intends to make Silver Spring’s San Jose operations a Center of Excellence for networking technology.

•	As integration planning proceeds and decisions are made about our other locations, we will communicate those decisions to you.

9.	How can I learn more about Itron?

•	You can find more information about Itron on their website.

10.	What do I do if I’m contacted by a member of the media about the transaction?

•	Consistent with our media policy, if you receive any calls to the media, please forward them to Amy Nunnemacher at 669-770-4183 or anunnemacher@ssni.com. Investor or analyst inquiries should be referred to Mark McKechnie at 669-770-4664 or mmckechnie@ssni.com.

•	Also, please do not comment about the agreement on social media. While it’s okay to share or forward Silver Spring’s corporate posts about the agreement, it is important that you do not provide additional color or commentary regarding the combination.

•	We make this request because any and all publically posted information (even if it is made by an individual employee on his or her personal social media accounts) must be disclosed to the U.S. Securities and Exchange Commission on the day of the disclosure.

•	This is incredibly important as we have dual responsibilities as both employees and stockholders to ensure a smooth closing. Any undisclosed posts may jeopardize or delay the closing of the deal.

11.	Who do I contact with questions? Where can I go for more information?

•	We will make every effort to ensure that employees are informed about developments as they occur throughout the process leading up to and following the close.

•	Please reach out to your managers with specific questions, and they will do their best to answer them. Keep in mind that these are still early days, and a number of key decisions have yet to be made.

•	In the meantime, we will be posting an internal webpage dedicated to the agreement, which includes additional resources regarding the combination.

Additional Information About The Merger

In connection with the proposed transaction, Silver Spring will file a proxy statement with the SEC. The definitive proxy statement will be mailed to Silver Spring stockholders, and will contain important information about the proposed transaction and related matters. SILVER SPRING STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Silver Spring stockholders are advised that they may obtain free copies of the proxy statement filed by Silver Spring with the SEC (when this document becomes available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the proxy statement may be obtained (when this document becomes available) from Silver Spring’s website at http://ir.ssni.com or from Silver Spring by written request to Investor Relations, Silver Spring Networks, Inc., 230 W. Tasman Drive, San Jose, California, 95134.

Additionally, Silver Spring and Itron will file other relevant materials in connection with the proposed acquisition of Silver Spring by Itron pursuant to the terms of an Agreement and Plan of Merger by and among Itron, Ivory Merger Sub, Inc., a wholly owned subsidiary of Itron, and Silver Spring. Itron, Silver Spring and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Silver Spring stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Itron’s executive officers and directors in the solicitation by reading Itron’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 1, 2017 and the proxy statement for Itron’s 2017 annual meeting of shareholders, which was filed with the SEC on March 24, 2017. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Itron’s Investor Relations Website at http://investors.Itron.com. Information concerning the interests of Silver Spring’s participants in the solicitation, which may, in some cases, be different than those of Silver Spring’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts, including statements about beliefs, plans and expectations are forward-looking statements. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. Forward looking statements are based on current expectations and are subject to a number of risks, factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors and uncertainties that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the risk that Silver Spring’s stockholders do not approve the transaction; uncertainties as to the timing of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Silver Spring’s operations into those of Itron; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Silver Spring; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the impact of indebtedness incurred by Itron in connection with the transaction and the potential impact on the rating of indebtedness of Itron; legal proceedings that may be instituted against Itron or Silver Spring and others following announcement of the proposed transaction; the effects of the business combination of Itron and Silver Spring, including the combined company’s future financial condition, operating results, strategy and plans; other factors detailed in Silver Spring’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and Silver Spring’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2017, which are available at http://www.sec.gov and on Silver Spring’s website at www.ssni.com; and other factors discussed in Itron’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016 and Itron’s other filings with the SEC, which are available at http://www.sec.gov and on Itron’s website at www.Itron.com. Itron and Silver Spring assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.